Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-QSB of Nilam Resources Inc. (the “Company”) for the quarter ended July 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer, President, Treasurer, and the acting principal financial officer of the Company, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of Nilam Resources Inc.

Date: September 19, 2008	/s/ Alain Vachon
Alain Vachon, Chief Executive Officer, President, Treasurer, Secretary and acting principal accounting officer